                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): FEBRUARY 25, 1999







                            OXFORD HEALTH PLANS, INC.
             (Exact name of registrant as specified in its charter)


         Delaware                      0-19442                  06-1118515
(State or other jurisdiction)         (Commission              (IRS Employer
      of incorporation)               File Number)           Identification No.)


    800 Connecticut Avenue, Norwalk, Connecticut                    06854
       (Address of principal executive offices)                   (Zip Code)


                                 (203) 852-1442
              (Registrant's telephone number, including area code)

ITEM 5.  OTHER EVENTS.

         The Company's earnings Press Release dated February 25, 1999 is attached as an Exhibit hereto and incorporated herein by reference.

ITEM 7.  Financial Statements and Exhibits

         (c)   Exhibits

                  99       Press Release dated February 25, 1999

                                   SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                         OXFORD HEALTH PLANS, INC.


Date: February 25, 1999                  By:         /s/ YON Y. JORDEN
                                            ------------------------------------
                                                       YON Y. JORDEN
                                                   Chief Financial Officer

                   OXFORD HEALTH PLANS, INC. AND SUBSIDIARIES
                                  EXHIBIT INDEX



Exhibit                                                        Page
Number            Description of Document                     Number

  99              Press Release dated February 25, 1999          5